OPTIMUM FUND TRUST

Optimum International Fund
Optimum Large Cap Value Fund
(each a "Fund")

Supplement to the Funds'
Prospectuses and Statement of Additional Information
dated August 1, 2004

Optimum International Fund

Marsico Capital Management, LLC ("Marsico") will cease acting as a sub-adviser to the Optimum International Fund later this year at a date to be agreed to by the relevant parties. Delaware Management Company, the Fund's investment manager, is in the process of identifying a new sub-adviser, and it is currently anticipated that the Fund's Board of Trustees will consider and appoint such sub-adviser at the Fund's September 2005 Board meeting. Until such time, 100% of all incoming cash flows to the Fund are being allocated to the Fund's other sub-adviser, and Marsico will continue to manage the Fund assets that have been previously allocated to it. It should also be noted that Marsico will continue to serve as one of two sub-advisers to the Optimum Large Cap Growth Fund.

Optimum Large Cap Value Fund

The Board of Trustees of the Fund has approved the appointment of TCW Investment Management Company ("TCW") as a sub-adviser to the Fund. It is currently anticipated that TCW will begin serving as a sub-adviser on the sleeve of the Fund currently managed by Morgan Stanley Investment Management Inc. (doing business under the name Van Kampen) in mid- to late-July 2005, but in any event no later than July 31, 2005. The Board has also authorized the Fund to submit the new sub-advisory contract between Delaware Management Company, the Fund's investment manager, and TCW to shareholders at a special meeting of shareholders currently planned to be held in fall 2005.

This Supplement is dated July 7, 2005.